                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Medix Resources, Inc. on
Form S2 - of our reported dated April 2, 1999 (except for Note 12 as to which the date is June 11, 1999), appearing in the Prospectus, which is part of this
Registration Statement. We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                /s/Ehrhardt Keefe Steiner& Hottman PC
                                   Ehrhardt Keefe Steiner& Hottman PC

October 1, 1999
Denver, Colorado